UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09090

AMERISTOCK MUTUAL FUND, INC.

(Exact name of registrant as specified in charter)

1320 Harbor Bay Parkway, Suite 145, Alameda, California 94502

(Address of principal executive offices) (Zip code)

Nicholas D. Gerber

1320 Harbor Bay Parkway, Suite 145

Alameda, California 94502

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (510) 522-3336

Date of fiscal year end: June 30

Date of reporting period: December 31, 2011

Item 1 - Reports to Stockholders

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

AMERISTOCK

SEMI-ANNUAL REPORT

December 31, 2011 | AMERISTOCK MUTUAL FUND, INC.

MANAGER’S COMMENTARY*	2

DISCLOSURE OF FUND EXPENSES	7

SCHEDULE OF INVESTMENTS	8

STATEMENT OF ASSETS AND LIABILITIES	10

STATEMENT OF OPERATIONS	11

STATEMENTS OF CHANGES IN NET ASSETS	12

FINANCIAL HIGHLIGHTS	13

NOTES TO FINANCIAL STATEMENTS	14

PORTFOLIO HOLDINGS	19

*The Manager’s Commentary included in this shareholder report may contain forward-looking statements about factors that may affect the performance of the Fund in the future and about anticipated events relating to the Fund specifically. These statements are based on Fund management’s predictions, expectations and current plans relating to future events. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause Fund management to change its strategies and plans from those currently anticipated.

MANAGER’S COMMENTARY

	6 Months	1 Year	3 Years	5 Years	10 Years	15 Years	Since Inception
Ameristock Mutual Fund	-4.50%	3.49%	12.96%	-0.95%	1.62%	6.53%	8.46%
S&P 500	-3.69%	2.11%	14.11%	-0.25%	2.92%	5.45%	6.98%
S&P 500/ Citigroup
Value Index	-5.43%	-0.48%	11.55%	-2.96%	2.88%	5.04%	6.51%
Dow Industrials	-0.19%	8.38%	14.89%	2.37%	4.57%	6.68%	8.52%

Returns are for period ending December 31, 2011 and reflect reinvestment of all dividends and capital gains distributions. The six-month returns have not been annualized, while the other figures are average annual returns. The Fund inception date is August 31, 1995. The performance data quoted represents past performance. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance as of the most recent month-end, contact Ameristock at 1-800-394-5064 or visit www.ameristock.com. For the fiscal year ended June 30, 2011, the expense ratio of the Fund was 0.91%.

The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The S&P 500/Citigroup Value Index is a market value weighted index of stocks in the S&P 500, which score highest based on an average of book-to-price ratio, sales-to-price ratio and dividend yield, representing 50% of the total market value of the S&P 500. The Dow Jones Industrial Average is a stock market indicator consisting of the average of 30 of the largest and most widely held public companies in the United States. The Index performance above reflects the reinvestment of dividends but does not reflect any management fees or transaction costs. One cannot invest directly in an index.

SCORECARD

Over the last 6 months, the Fund trailed the S&P 500. The portfolio attributes that detracted from performance relative to the S&P 500 stems primarily from the Fund’s over-weighted allocation in Financials and specific holdings in the Technology (namely Corning and Oracle) and Healthcare sectors (namely Cigna).

However, we are pleased to report the Ameristock Mutual Fund’s performance for calendar year 2011 beat the S&P 500. This now makes 3 of the last 4 calendar years the Fund has beaten the S&P 500. Over the Fund’s 16 year history, it beat the S&P 500 in 9 of those years or 56% of the time. In one of the years (1997) where it trailed, the Fund did so by a mere half a percent. In 13 of the 16 years (81%), the Fund had a positive return for that year. Of course, past performance does not guarantee future results.

The attributes that contributed to the Fund’s out-performance last year was primarily from the overall performance of the Fund’s allocation in the Industrial and Consumer Discretionary sectors, specifically TJX - parent of TJ Maxx.

Digging a little deeper, the results show that low PE stocks (15 and below) performed better than higher PE stocks. Also market capitalization stocks in the $5 billion to $15 billion range performed well for the Fund. Stocks within this market capitalization range were added in November 2010.

2	Semi-Annual Report December 31, 2011

REFLECT

As the Fund moves into its 17th year, we thought a little introspection to re-introduce Ameristock Mutual Fund was in order. We understand the Fund’s performance is important to our current and prospective investors. We also think how and why we do what we do is important to understand as well.

Core Beliefs

The Fund seeks to combine the best parts of active and passive portfolio management styles. It may seem contradictory but it’s not. We are strong believers that the market is not always efficient. There are times when there are market bubbles, irrational exuberances, or some crisis that misaligns a stock’s price to its value. Our bottom-up investment approach seeks out stocks in our universe ($5 billion market capitalization and up) that we view as undervalued. With the exception of this past year, the passive component reflects our historical strategy of low turnover, low cost, fees, and expenses.

As owners of the advisory firm, managers of the Fund, and investors, our interests are closely aligned with yours. Not only do we eat our own cooking, we own the restaurant as well.

At our core is the belief that the way to build wealth with the stock market is to own under-valued, large-cap, quality companies that preferably pay dividends and hold onto them.

When we first started, funds were more apt to try to reveal as little as possible about their investment approach, let alone what comprised their portfolio. We, on the other hand, felt a more informed investor made for better investing. From posting the Fund’s holding every month on our website to having quarterly updates (factsheet) to the semi-annual and annual manager’s commentary we let you know what is transpiring with the Fund, warts and all.

Low Cost

Low cost is the notion that the lower the cost the Fund incurs would translate to higher return for investors in the Fund. We instituted a unitary management fee on day one. That fee structure is still somewhat unique. As the advisors to the Fund, we pick up most of the costs in running the Fund despite the fact that costs to run a fund have increased over the past 16 years. The Fund picks up brokerage commissions, management, and trustee fees. The rest comes out of our pocket.

Adapt or …

Over time, we have tweaked our management approach. There is a saying that goes something like… don’t expect a different outcome if you keep doing the same thing over and over. We had a stretch of 3 consecutive years of underperformance. That time period caused much consternation and contemplation for us. But from that dark period were investment concepts that were later put into place.

We outlined such changes in past manager commentaries: eliminating the three tiered portfolio allocation methodology, expanding our stocks universe to include those with market caps between $5 billion to $15 billion, adding “Time” as a sell criteria to act more quickly in and out of the market. As our investment approach evolved, it has evolved towards adding flexibility to adapt to market conditions.

YEAR OF THE DRAGON

As volatile as the market was in 2011, we expect more of the same in 2012. Unresolved issues such as housing, unemployment, and credit along with global/sovereign debt crises1 continue to overhang the global economy.

In 2011, it seemed as though headlines moved the market rather than fundamentals. The S&P 500, up over 9% at its highest and down over 11% at its lowest, ended flat for the year if you exclude dividends.

1-800-394-5064 ■ www.ameristock.com	3

MANAGER’S COMMENTARY (continued)

The headlines failed to pick up on something percolating below the surface. Gross Domestic Product (GDP) grew and companies made money, generating piles of cash. S&P reported that companies used their cash to buy back stock and increase dividends. Dividends increased by over 89% in 2011 from 2010 versus dividends increase in 2010 from 2009. Actual cash dividend payments rose by over 16%. The interesting thing about the dividend increase is the payout ratio, which historically is over 50%, stayed low, under 30%. We like dividends.

2012 is the Year of the Dragon. It symbolizes good fortune and prosperity for the year. Since 1900, there have been 9 “Dragon” years. The average return in the Dow Jones Industrial Average was over 10% in those years. Although there is enough uncertainty to derail the market, a very simple case could be made that fundamentally, Price/Earnings2 (PE) multiple expands to more of a norm of 15 (currently around 13), coupled with 2% dividend yield, you could see a very nice total return for the year.

If the market continues its ebb and flow in 2012, you should be aware that we look to take advantage of it. Market swings mean potential opportunity. In fact, we made one such foray in early October 2011 with AIG. In 2011 AIG went from $43 a share at the beginning of the year to $29 by the end of July. The downward slide of the stock price then accelerated. We thought if the stock could fall below $20 it would be attractive. Due to the massive bailout by the federal government, it “owned” about 80% of the stock. It was not only “too big to fail” but the government was in deep—hook, line and sinker. We bought in at a price under $20 a share. In less than a week we were out of the stock with about 11% profit for the WEEK. Thank you very much. This trade also dovetails nicely into the “Time” sell criteria mentioned earlier. Since we continue to have a sizable tax-loss carryover, no capital gains had to be distributed from this trade. The AIG trade is not typical of our usual buy-and-hold mentality. We don’t seek out or anticipate seeing many scenarios for a quick trading profit. But we want to be a bit more flexible to add value when a situation presents itself.

In 2011, Technology became our biggest sector allocation. We see that continuing into 2012. Also, the Financial sector having taken quite a beating in 2011, looks more and more attractive for the new year.

As always, thank you for investing in the Ameristock Mutual Fund and please tell your friends about us. Our number is (800) 394-5064 or locally (303) 623-2577.

Andrew Ngim	Nicholas Gerber
(January 9, 2012)

The statements and opinions expressed in the report are those of the author. Any discussion of investments and investment strategies represents the Fund’s investments and portfolio managers’ views as of the date of this writing, and are subject to change without notice. The Fund’s primary objective is total return through capital appreciation and current income by investing primarily in equity securities.

Stocks have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the short term. Value securities may not increase in price as anticipated or may decline further in value. Past performance does not guarantee future results.

S&P 500 is a Registered Trademark of Standard & Poor’s Financial Services, LLC, a subsidiary of McGraw-Hill Companies, Inc.

[1]

From 2009 concerns of rising government debt levels across the world and the subsequent downgrading of those debt by various bond credit rating agencies as to those governments ability to meet its debt obligations.

[2]	Price-Earnings (PE): a valuation ratio of a company’s current share price to its per-share earnings.

4	Semi-Annual Report December 31, 2011

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE AMERISTOCK MUTUAL FUND (AMSTX) AND THE S&P 500 INDEX (Unaudited)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

CALENDAR YEAR RETURNS
Calendar Year Returns	AMSTX	S&P 500 Index	Difference	Calendar Year Returns	AMSTX	S&P 500 Index	Difference
2011	3.49%	2.11%	1.38%	2003	21.27%	28.67%	-7.40%
2010	7.37%	15.06%	-7.69%	2002	-16.00%	-22.09%	6.09%
2009	29.71%	26.46%	3.25%	2001	1.25%	-11.89%	13.14%
2008	-34.19%	-37.00%	2.81%	2000	20.70%	-9.10%	29.80%
2007	0.54%	5.49%	-4.95%	1999	2.72%	21.04%	-18.32%
2006	17.94%	15.79%	2.15%	1998	31.98%	28.58%	3.40%
2005	-2.88%	4.91%	-7.79%	1997	32.86%	33.36%	-0.50%
2004	5.52%	10.88%	-5.36%

The returns shown in the graph and table above reflect reinvestment of all dividends and capital gains distributions. The performance data quoted represents past performance. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance as of the most recent month-end, contact Ameristock at 1-800-394-5064 or visit www.ameristock.com. For the Fund’s fiscal year ended June 30, 2011, the expense ratio of the Fund was 0.91%.

1-800-394-5064 ■ www.ameristock.com	5

INDUSTRY PROFILE AS A PERCENT OF NET ASSETS AS OF DECEMBER 31, 2011

TOP 10 EQUITY HOLDINGS*
AS OF DECEMBER 31, 2011
Company	% of Net Assets
International Business
Machines Corp.	3.75%
Exxon Mobil Corp.	3.54%
Intel Corp.	3.32%
TJX Cos. Inc.	3.28%
Edison International	3.21%
Sempra Energy	3.17%
AT&T Inc.	3.09%
ConocoPhillips	3.08%
Aon Corp.	3.08%
ACE Ltd.	3.07%

* Top ten holdings are subject to change, and there are
no guarantees that the Fund will remain invested in any particular company or holding.

6	Semi-Annual Report December 31, 2011

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of a mutual fund, you may incur two potential types of costs, transaction costs and ongoing costs. In the case of the Fund, you generally will not incur transaction costs such as sales charges (loads) and redemption fees, although financial intermediaries such as broker-dealers and banks through which Fund shares may be purchased may charge transaction-related fees. You do incur ongoing costs as a Fund shareholder, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2011 and held until December 31, 2011.

Actual Return. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction fees, such as sales charges (loads) and redemption fees that may be charged. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value at 7/1/11	Ending Account Value at 12/31/11	Expense Paid During Period* 7/1/11 to 12/31/11
Actual Fund Return	$1,000.00	$955.00	$4.52
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,020.51	$4.67

*

Expenses are equal to the Ameristock Mutual Fund’s annualized expense ratio of 0.92% multiplied by the average account value over the period, multiplied by the number of days in the fiscal half-year (184) divided by 366 days in the current year (to reflect the half year period).

1-800-394-5064 ■ www.ameristock.com	7

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2011 (UNAUDITED)

Industry		Company	Symbol	Shares	Market Value
Common Stocks	98.52%

Capital Markets	2.59%	State Street Corp.	STT	129,000	$5,199,990

Commercial Banks	2.98%	PNC Financial Services Group Inc.	PNC	104,000	5,997,680

Communications Equipment	2.98%	Cisco Systems Inc.	CSCO	331,000	5,984,480

Computers & Peripherals	2.82%	Dell Inc. (a)	DELL	387,000	5,661,810

Diversified Financial Services	4.97%	CitiGroup Inc.	C	158,400	4,167,504
		JPMorgan Chase & Co.	JPM	175,000	5,818,750

Diversified Telecommunications	3.09%	AT&T Inc.	T	205,000	6,199,200

Electrical Utilities	6.22%	Edison International	EIX	156,000	6,458,400
		PPL Corp.	PPL	205,000	6,031,100

Electronic Equipment Instruments & Components	2.58%	Corning Inc.	GLW	400,000	5,192,000

Energy Equipment & Services	2.55%	Schlumberger Ltd.	SLB	75,000	5,123,250

Health Care Providers & Services	5.66%	CIGNA Corp.	CI	127,000	5,334,000
		UnitedHealth Group Inc.	UNH	119,000	6,030,920

Household Products	2.80%	Colgate-Palmolive Co.	CL	61,000	5,635,790

Industrial Conglomerates	3.03%	General Electric Co.	GE	340,000	6,089,400

The accompanying notes are an integral part of the financial statements
8	Semi-Annual Report December 31, 2011

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2011 (UNAUDITED)

Industry		Company	Symbol	Shares	Market Value
Insurance	13.83%	The Allstate Corp.	ALL	194,000	$5,317,540
		ACE Ltd.	ACE	88,000	6,170,560
		Aon Corp.	AON	132,000	6,177,600
		Loews Corp.	L	151,000	5,685,150
		MetLife Inc.	MET	142,000	4,427,560

IT Services	3.75%	International Business
		Machines Corp.	IBM	41,000	7,539,080

Leisure Equipment & Products	2.91%	Mattel Inc.	MAT	211,000	5,857,360

Media	2.97%	Time Warner, Inc.	TWX	165,000	5,963,100

Multi-Utilities	3.17%	Sempra Energy	SRE	116,000	6,380,000

Oil Gas & Consumable Fuels	6.63%	ConocoPhillips	COP	85,000	6,193,950
		Exxon Mobil Corp.	XOM	84,000	7,119,840

Pharmaceuticals	2.81%	Johnson & Johnson	JNJ	86,000	5,639,880

Semiconductor Equipment	2.67%	Applied Materials Inc.	AMAT	500,000	5,355,000

Semiconductors	6.15%	Intel Corp.	INTC	275,000	6,668,750
		NVIDIA Corp.(a)	NVDA	411,000	5,696,460

Software	5.41%	Microsoft Corp.	MSFT	230,000	5,970,800
		Oracle Corp.	ORCL	191,000	4,899,150

Specialty Retail	5.95%	LVMH Moet Hennessy
		Louis Vuitton SA	LVMHF	38,000	5,352,300
		TJX Cos. Inc.	TJX	102,000	6,584,100
Total Common Stocks	98.52%	(Cost $191,691,876)			$197,922,454
Total Investments	98.52%	(Cost $191,691,876)			$197,922,454
Other Assets in Excess of Liabilities	1.48%				2,974,785
Net Assets	100.00%	Equivalent to $35.17 per share on 5,712,289 shares of Capital Stock Outstanding			$200,897,239

(a) Non-Income Producing Security

The accompanying notes are an integral part of the financial statements
1-800-394-5064 ■ www.ameristock.com	9

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2011 (UNAUDITED)

Assets:
Investment Securities at Market Value (cost - see below)	$197,922,454
Cash	2,665,647
Accounts Receivable
Fund Shares Sold	258,391
Dividends	318,640
Total Assets	201,165,132

Liabilities:
Accounts Payable
Fund Shares Redeemed	110,166
Accrued Management Fee	149,523
Accrued Directors’ Fees	8,204
Total Liabilities	267,893
Net Assets	$200,897,239

Net Assets Consist of:
Capital Paid In	$232,675,260
Accumulated Undistributed Net Investment Income	265,713
Accumulated Net Realized Loss on Investments	(38,274,312)
Net Unrealized Appreciation on Investments Based on Identified Cost	6,230,578
Net Assets	$200,897,239

Net Asset Value Per Share
Net Assets	$200,897,239
Shares of Capital Stock Outstanding (100 Million shares, $.005 par value authorized)	5,712,289
Net Asset Value	$35 .17
Redemption Price per Share	$35 .17
Cost of Investments	$191,691,876

The accompanying notes are an integral part of the financial statements
10	Semi-Annual Report December 31, 2011

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2011 (UNAUDITED)

Investment Income:
Dividends	$2,238,251
Interest	67
Total Investment Income	2,238,318

Expenses:
Management Fee (Note 2)	869,191
Directors Fees (Note 3)	42,230
Total Expenses	911,421
Net Investment Income	1,326,897

Realized and Unrealized Gain/Loss on Investments
Net Realized Gain on Investments	3,393,478
Net Change in Unrealized Appreciation/Depreciation on Investments	(14,393,008)
Net Realized and Unrealized_Loss on Investments	(10,999,530)
Net Decrease in Net Assets from Operations	$(9,672,633)

The accompanying notes are an integral part of the financial statements
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STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended December 31, 2011 (Unaudited)	For the Year Ended June 30, 2011
From Operations:
Net Investment Income	$1,326,897	$3,032,321
Net Realized Gain on Investment	3,393,478	6,399,608
Net Change in Unrealized Appreciation/ Depreciation on Investments	(14,393,008)	38,640,044
	(9,672,633)	48,071,973

Distributions to Shareholders:
Net Investment Income	(2,500,342)	(3,150,482)
	(2,500,342)	(3,150,482)

Share Transactions:
Shares Sold	18,938,851	14,508,838
Shares Issued as Reinvestment of Dividends and Distributions	2,460,812	3,093,313
Cost of Shares Redeemed	(19,802,023)	(37,758,881)
	1,597,640	(20,156,730)

Net Increase/(Decrease) in Net Assets	(10,575,335)	24,764,761

Net Assets:
Beginning of Period	211,472,574	186,707,813
End of Period*	$200,897,239	$211,472,574

* Includes Accumulated Undistributed Net Investment Income of:	$265,713	$1,439,158

The accompanying notes are an integral part of the financial statements
12	Semi-Annual Report December 31, 2011

FINANCIAL HIGHLIGHTS

Selected Data for a Share of Common Stock Outstanding Throughout the Periods Indicated:

	For the Six Months Ended December 31, 2011 (Unaudited)

				For the Year Ended June 30,
			2011	2010	2009	2008	2007
Net asset value - Beginning of Year	$37.28		$29.75	$26.73	$36.28	$46.36	$40.45
Net investment income(a)	0.23		0.51	0.40	0.50	1.03	0.81
Net Gains/(Losses) on Securities - Realized and Unrealized	(1.90)		7.56	2.93	(7.74)	(9.10)	6.74
Total From Investment Operations	(1.67)		8.07	3.33	(7.24)	(8.07)	7.55

Dividend Distribution
Net investment income	(0.44)		(0.54)	(0.31)	(1.82)	(0.50)	(1.64)
Capital Gains	–		–	–	(0.49)	(1.51)	–
Total Distributions	(0.44)		(0.54)	(0.31)	(2.31)	(2.01)	(1.64)
Net Asset Value at End of Period	$35.17		$37.28	$29.75	$26.73	$36.28	$46.36

Total Return	(4.50	)% (b)	27.31%	12.38%	(19.59)%	(18.03)%	18.88%

Ratios/Supplemental Data
Net Assets End of Period (millions)	$200.90		$211.47	$186.71	$185.24	$303.33	$523.23
Ratio of Expenses to Average Net Assets	0.92	%(c)	0.91%	0.91%	0.91%	0.83%	0.80%
Ratio of Net Investment Income to Average Net Assets	1.34	%(c)	1.49%	1.27%	1.75%	2.42%	1.85%
Portfolio turnover rate(d)	20%		90%	51%	30%	14%	16%

(a)	Based on Average Shares Outstanding.
(b)	Total returns for the periods less than one year are not annualized.
(c)	Annualized.
(d)

A portfolio turnover rate is, in general, the percentage of taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended December 31, 2011 were $39,960,206 and $38,306,524, respectively.

The accompanying notes are an integral part of the financial statements
1-800-394-5064 ■ www.ameristock.com	13

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

The Ameristock Mutual Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“40 Act”), as a diversified, open-end management investment company, organized as a corporation under the laws of the State of Maryland on June 15, 1995. The Fund’s investment objective is to seek total return through capital appreciation and current income by investing primarily in equity securities. The Fund pursues its investment objective principally by investing in common stocks, focusing on large capitalization companies headquartered in the United States. The authorized capital stock of the Fund consists of 100 million shares of common stock, par value $0.005 per share.

SECURITY VALUATION

Investments in securities are carried at market value. All equity securities that are traded on a national securities exchange are valued at the last sale price at the time of the close of the New York Stock Exchange (NYSE). If on a particular day an exchange-listed security does not trade, then the mean between the closing bid and asked prices will be used. In the case of securities listed on more than one national securities exchange the last quoted sale, up to the time of valuation, on the exchange on which the security is principally traded will be/is used. If there were no sales on that exchange, the last quoted sale on the other exchange will be/is used.

For securities that are traded on the NASDAQ, the NASDAQ Official Closing Price (e.g., the NASDAQ Closing Cross price, if available) is used. All non-NASDAQ equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the NYSE. If a nonexchange listed security does not trade on a particular day, or if a last sales price or Official Closing Price is not available, then the mean between the closing bid and asked price will be used.

Debt securities are valued by using market quotations or a matrix method provided by the Fund’s pricing service. If prices are not available from the pricing service, then quotations will be obtained from broker/dealers and the securities will be valued at the mean of provided prices.

Securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

The cost of securities sold is determined on the identified cost basis. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors.

Security transactions are recorded on the dates the transactions are entered, which is the trade date.

INCOME

Dividend income is recorded on the ex-dividend date. Distributions to shareholders, which are determined in accordance with income tax regulations, are also recorded on the ex-dividend date. Interest income is recorded as earned. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

14	Semi-Annual Report December 31, 2011

INCOME TAXES

The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, annually so that it will not be subject to excise tax on undistributed income and gains. Therefore no federal income tax provision is required.

The Fund follows ASC 740 “Income Taxes”, which requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements. The Fund files income tax returns in the U.S. federal jurisdiction. The statute of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended June 30, 2011, June 30, 2010, June 30, 2009, and June 30, 2008.

ESTIMATES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions made by management. These may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER

Accounting principles generally accepted in the United States of America require that permanent financial reporting tax differences relating to shareholders distributions be reclassified to paid-in-capital or gains/losses.

SUBSEQUENT EVENTS

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2011 through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

2. INVESTMENT ADVISORY AGREEMENTS

The Fund has entered into an investment advisory agreement with Ameristock Corporation (the “Adviser”). The Adviser receives from the Fund as compensation for its services to the Fund an annual fee of 1% of the Fund’s average daily net assets for the first $100 million in net assets and 0.75% of average daily net assets in excess of $100 million. The Adviser pays all operating expenses of the Fund except for taxes, interest, brokerage commissions, noninterested directors fees and extraordinary expenses. The Adviser earned management fees of $869,191 from the Fund for the six months ended December 31, 2011.

3. RELATED PARTY TRANSACTIONS

Certain owners of the Adviser are also owners and or directors of the Fund. These individuals may receive benefits from any management fees paid to the Adviser.

Shareholders holding more than 5% of the Fund’s outstanding shares as of December 31, 2011 constituted 84.30% of the Ameristock Mutual Fund, Inc. The beneficial ownership,

1-800-394-5064 ■ www.ameristock.com	15

either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund under section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2011, Charles Schwab & Co. for the benefit of its customers, owned of record in aggregate more than 60.78% of the Ameristock Mutual Fund, Inc.

The officers of the Fund and the directors of the Fund who are employees or directors of the Investment Adviser receive no compensation from the Fund. Each of the directors who is not an “interested person” of the Fund as defined by the Investment Company Act of 1940 is paid $28,000 per year, payable quarterly, and is reimbursed for the expenses of attending meetings.

4. CAPITAL STOCK AND DISTRIBUTION

At December 31, 2011, 100 million shares of capital ($.005 par value) were authorized, and paid in capital amounted to $232,675,260 for the Ameristock Mutual Fund, Inc.

	For the Six Months Ended December 31, 2011 (Unaudited)	For the Year Ended June 30, 2011
Shares Sold	541,896	418,830
Shares Issued in Reinvestment of Dividends and Distributions	69,182	91,140
Total	611,078	509,970
Shares Redeemed	(572,078)	(1,113,161)
Net Increase/(Decrease) in Shares	39,000	(603,191)

Shares Outstanding - Beginning of Year	5,673,289	6,276,480
Shares Outstanding - End of Period/Year	5,712,289	5,673,289

5. FAIR VALUE MEASUREMENT

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. Accounting principles generally accepted in the United States establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

16	Semi-Annual Report December 31, 2011

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s assets:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$197,922,454	$–	$–	$197,922,454
Total	$197,922,454	$–	$–	$197,922,454

*  For detailed descriptions of industries, see the accompanying Schedule of Investments.

For the six months ended December 31, 2011, the Fund did not have any significant transfers between Level 1 and Level 2 securities. For the year ended June 30, 2011, the Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

6. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS

(TAX BASIS) As of December 31, 2011 (Unaudited)

Gross Appreciation (excess of value over tax cost)	21,249,673
Gross Depreciation (excess of tax cost over value)	(15,019,095)
Net Unrealized Appreciation	6,230,578
Cost of investments for Income Tax Purposes	191,691,876

7. CLASSIFICATION OF DISTRIBUTIONS

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. The amount and characteristics of tax basis distributions and compostion of distributable earnings/(accumulated losses) are finalized at fiscal year end; accordingly, tax basis balances have not been determined as of December 31, 2011.

	For the Year Ended June 30,
	2011	2010
Distributions paid from:
Ordinary Income	$3,150,482	$2,115,832
Long-Term Capital Gain	–	–
Total	$3,150,482	$2,115,832

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under accounting principles generally accepted in the United States.

1-800-394-5064 ■ www.ameristock.com	17

As of June 30, 2011, the components of distributable earnings on a tax basis were as follows:

Accumulated Undistributed Net Investment Income	$1,439,158
Accumulated Net Realized Loss on Investments	(41,667,790)
Net Unrealized Appreciation	20,623,586
Total	$(19,605,046)

At June 30, 2011, the Fund had available for tax purposes unused capital loss carryovers of $7,408,497 which will expire in 2017 and capital loss carryovers of $33,760,447 which will expire in 2018. The Fund used $6,898,454 of capital loss carryovers during the fiscal year ended June 30, 2011.

Post-October Losses – Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the Fund’s fiscal year ended June 30, 2011, the Fund elected to defer capital losses occurring between November 1, 2010 and June 30, 2011 in the amount of $498,846.

8. CASH MANAGEMENT TRANSACTIONS

The Fund subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”). The BBH CMS is an investment product that automatically sweeps the Fund’s cash balances into overnight offshore time deposits with either BBH Grand Cayman branch or branches of pre-approved world class commercial banks. This fully automated program allows the Fund to earn interest on cash balances while remaining diversified. Excess cash invested with deposit institutions domiciled outside of the United States, as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure, or diminution. The Fund bears the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the BBH CMS are accounted for on a cost basis, which approximates market value.

18	Semi-Annual Report December 31, 2011

PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-800-394-5064 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can also request copies of our documents upon payment of a duplicating fee by writing the Commission’s public reference room. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330. (The uniform resource locator (URL) referred above is an inactive textual reference only and is not intended to incorporate the SEC website into this document.)

1-800-394-5064 ■ www.ameristock.com	19

Investment Adviser

Ameristock Corporation

1320 Harbor Bay Parkway, Suite 145

Alameda, California 94502

Administrator, Bookkeeping and Pricing Agent and Transfer Agent

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

Custodian

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachusetts 02109

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy, Suite 1100

Westlake, OH 44145-1524

Directors

Alev M. Efendioglu

Nicholas D. Gerber

Stephen J. Marsh

Andrew F. Ngim

Steven A. Wood

A description of the polices and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities of the Fund is available (i) without a charge by calling 1(800)394-5064; and (ii) on the Securities and Exchange Commission website at www.sec.gov. Information regarding how the Fund voted such proxies during the 12 month period ended June 30, 2011 is also available without a charge (i) through the Fund’s website at www.ameristock.com; and (ii) on the Securities and Exchange Commission website at www.sec.gov.

ALPS Distributors, Inc., distributor

Must be accompanied or preceded by a current prospectus which contains more information on fees, risks, and expenses. Please read it carefully before investing or sending money. For more information, please call 1(800)394-5064 or visit www.ameristock.com.

Item 2 - Code of Ethics

Not applicable to semi-annual report.

Item 3 - Audit Committee Financial Expert

Not applicable to semi-annual report.

Item 4 - Principal Accountant Fees and Services

Not applicable to semi-annual report.

Item 5 - Audit Committee of Listed Registrants

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6 – Investments

(a) Schedule of Investments as of December 31, 2011, is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10 - Submission of Matters to Vote of Security Holders

None.

Item 11 - Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 - Exhibits

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certification required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit 99.12.A.2.

(a)(3)	Not applicable.

(b)	A certification of the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Exhibit 99.12.B.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERISTOCK MUTUAL FUND, INC.
By:	/s/ Nicholas D. Gerber
Nicholas D. Gerber
President/Principal Executive
Officer/Treasurer

Date:	March 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas D. Gerber
Nicholas D. Gerber
President/Principal Executive
Officer/Treasurer

Date:	March 2, 2012

By:	/s/ Howard Mah
Howard Mah
Principal Financial Officer

Date:	March 2, 2012